UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2023

Commission File Number 001-33666

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	74-3204509
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9807 Katy Freeway, Suite 100, Houston, TX 77024

(Address of principal executive offices, zip code)

(281) 836-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01 par value per share	AROC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of Archrock, Inc., a Delaware corporation (the “Company”), was held on April 27, 2023 (the “Annual Meeting”). At the Annual Meeting, the following matters, set forth in our proxy statement filed with the Securities and Exchange Commission on March 15, 2023, were voted upon with the results indicated below.

Proposal 1: Election of Directors

Our stockholders elected the following directors to serve until the next annual meeting of our stockholders or until their successors are duly elected and qualified.

Directors	Votes For	Votes Withheld	Broker Non-Votes
Anne-Marie N. Ainsworth	116,195,828	7,931,532	9,033,902
D. Bradley Childers	119,456,827	4,670,533	9,033,902
Gordon T. Hall	115,535,742	8,591,618	9,033,902
Frances Powell Hawes	121,028,221	3,099,139	9,033,902
J.W.G. “Will” Honeybourne	113,603,588	10,523,772	9,033,902
James H. Lytal	120,685,225	3,442,135	9,033,902
Leonard W. Mallett	123,855,961	271,399	9,033,902
Jason C. Rebrook	119,500,009	4,627,351	9,033,902
Edmund P. Segner, III	121,325,802	2,801,558	9,033,902

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
127,206,127	5,914,684	40,451	-

Proposal 3: Advisory Vote on Executive Compensation

Our stockholders approved, by a non-binding advisory vote, the compensation provided to our Named Executive Officers for 2022, as disclosed in our proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,084,430	4,901,262	141,668	9,033,902

Proposal 4: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation

Our stockholders approved, by a non-binding advisory vote, that the frequency of an advisory vote on the compensation provided to our Named Executive Officers be every year, as disclosed in our proxy statement.

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions
113,735,874	100,759	9,521,326	769,401

Item 8.01 Other Events.

On April 28, 2023, the Company announced that the Board of Directors has authorized the repurchase of shares of the Company’s outstanding common stock up to an aggregate amount of $50 million. The Company will purchase the shares from time to time in the open market, through privately negotiated transactions, or otherwise in accordance with applicable federal securities laws (the “2023 Share Repurchase Program”). The 2023 Share Repurchase Program became effective on April 27, 2023 and will continue for a period of one year or until completed, whichever occurs first.

The press release announcing the 2023 Share Repurchase Program is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

99.1	Press Release of Archrock, Inc. dated April 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary

May 1, 2023